Relevant events of the year	12 Months Ended
Jun. 30, 2022
39. Relevant events of the year

38. Relevant events of the year

Exercise of warrants

Between September 17 and 25, 2021, certain warrant holders exercised their right to acquire additional shares. As of September 30, 2021, USD 9,480 was collected, for a converted common shares equivalent of 16,750.

During the month of October 2021, 57,620 additional warrants were exercised, for which USD 32,603 were collected.

Between November 17 and 25, 2021, certain warrant holders exercised their right to acquire additional shares. As of December 31, 2021, USD 92,718 was collected, for a converted common shares equivalent of 163,813.

Between February 17 and 25, 2022, certain warrant holders exercised their right to purchase additional shares. As of March 31, 2022, USD 36,835 had been raised, for an equivalent of 65,079 converted shares.

Between May 17 and 25, 2022, certain warrant holders exercised their right to purchase additional shares. As of June 30, 2022, USD 80,750 had been raised, for an equivalent of 142,669 converted shares.

Amounts in USD are expressed in integers

Dividend payment by Futuros y Opciones.com S.A.

General Ordinary Shareholders’ Meeting held on September 30, 2021 approved the distribution of dividends for a total amount of USD 4 million, equivalent to ARS 395 million, which were paid in cash.

On January 31, 2022, the distribution of dividends was approved for a total of USD 4, equivalent to ARS 400, payable in securities and in cash.

Dividend payment by Brasilagro

At Brasilagro's Ordinary General Shareholders' Meeting held on October 27, 2021, Brasilagro's Shareholders´ approved a dividend for an amount of BRL 260.0, or BRL 2.621181215 per share. Such dividends were paid on November 10, 2021.

Holding of Ordinary General Shareholders' Meeting

On October 21, 2021, the Ordinary General Shareholders' Meeting was held where it was resolved:

Completely cancel the special reserve RG CNV 609/12 for the sum of ARS 2,233, an amount that adjusted for inflation amounts to the sum of ARS 2,441, for the absorption of the loss for the year as of June 30, 2021 and is allocated the remainder of accumulated negative results for the sum of ARS 5,992, adjusted to the sum of ARS 6,548 to the retained earning.

8 de Julio Farm

On November 2021, Cresud entered into a lease agreement with options for real right of surface and purchase of 8 de Julio Farm and El Carmen Farm. The lessee is Southern Cone Energy S.A., and the purpose of the lease is to install wind turbines for energy production and a water hydrolysis plant for the production of hydrogen and derivatives.

The price of the contract was established as follows: 1st stage (3 years with an additional extension of 1 year): USD 70,000 per year. 2nd stage (3 years with an additional 1 year extension): USD 100,000 per year. 3rd stage: (3 years with an additional extension of 1 year): USD 120,000 per year / Real Surface Right: 4th stage (4 years): USD 250,000 per year. 5th stage (until the completion of the Real Surface Right): USD 1 million per year. From the 2nd year of this stage, the amount resulting from applying the current annual interest rate on the payment date to USD 1 million.

The maximum term of the real right of surface is 70 years.

Distribution of dividends by FyO Acopio S.A.

On January 31, 2022, the distribution of dividends was approved for a total of USD 2, were paid on June 2022.

Distributions of dividends – Brasilagro

In the General Ordinary Shareholders Meeting of Brasilagro held on April 4, 2022, was approved the payment of dividends in the amount of BRL 200.

Economic context in which the Group operates

The Group operates in a complex context both due to macroeconomic conditions, whose main variables have recently experienced strong volatility, as well as regulatory, social, and political conditions, both nationally and internationally.

The results from operations may be affected by fluctuations in the inflation and the exchange rate of the Argentine peso against other currencies, mainly the dollar, changes in interest rates which have an impact on the cost of capital, changes in government policies, capital controls and other political or economic events both locally and internationally.

The main indicators of the Argentine economy are described below:

•

In June 2022, the Monthly Economic Activity Estimator (“EMAE” in Spanish) reported by the National Institute of Statistics and Censuses (“INDEC” in Spanish), registered a variation of 6.4% compared to the same month of 2021, and 1.1% compared to the previous month.

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The annual retail inflation reached 63.98% in the last 12 months. The survey on market expectations prepared by the Argentine Central Bank in July 2022, called the Market Expectations Survey (“REM” in Spanish), estimates a retail inflation of 90.2% i.a. for December 2022 and 76.6% for December 2023. Analysts participating in the REM forecast a rebound in economic activity in 2022, reaching an economic growth of 3.4%.

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In the period from June 2021 to June 2022, the Argentine peso depreciated 30.8% against the US dollar according to the wholesale average exchange rate of Banco de la Nación Argentina. Given the exchange restrictions in force since August 2019, as of June 30, 2022, there is an exchange gap of approximately 99.3% between the official price of the dollar and its price in parallel markets, which impacts the level of activity in the economy and affects the level of reserves of the Argentine Central Bank. Additionally, these exchange restrictions, or those that may be dictated in the future, could affect the Group’s ability to access the Single Free Exchange Market (“MULC” in Spanish) to acquire the necessary currencies to meet its financial obligations.

On March 3, 2022, the Central Bank of the Argentine Republic (“BCRA”) published the Communication “A” 7466 which establishes that those who register financial debts with capital maturities in foreign currency scheduled between June and December 2022, must submit a refinancing plan to the BCRA based on the following criteria: (a) that the net amount for which the exchange market will be accessed in the original terms will not exceed 40% of the principal amount due in the indicated period above, and (b) that the rest of the capital is, at least, refinanced with a new external debt with an average life of 2 years, provided that the new debt is settled in the exchange market.

After the end of the fiscal year, on July 21, 2022, the BCRA published the Communication “A” 7552 through which it includes within the limit of USD 100,000 in available liquid foreign assets that entities may have to access the Foreign Exchange Market, the holding of Argentine deposit certificates representing foreign shares (“Cedears”). Likewise, the rule establishes that the holding of Cedears acquired until 07.21.2022 that exceed said combined limit of USD 100,000 may be held until 08.19.2022. After this period, the companies must get rid of the Cedears positions when they exceed the indicated limit.

COVID-19 Pandemic

In December 2019, a new strain of coronavirus (SARS-COV-2), which caused severe acute respiratory syndrome (COVID-19) appeared in Wuhan, China. On March 11, 2020, the World Health Organization declared COVID-19 a pandemic. In response, countries have taken extraordinary measures to contain the spread of the virus, including imposing travel restrictions and closing borders, closing businesses deemed non-essential, instructing residents to practice social distancing, implementing lockdowns, among other measures. The ongoing pandemic and these extraordinary government measures are affecting global economic activity, resulting in significant volatility in global financial markets.

March 3, 2020, the first case of COVID-19 was registered in the country and as of today, approximately 9,500,000 cases of infections had been confirmed in Argentina, by virtue of which the Argentinian Government implemented a series of health measures of social, preventive and mandatory lockdown at the national level with the closure of nonessential activities, including shopping malls, as well as the suspension of flights and border closures, for much of the years 2020 and 2021.

Since the beginning of fiscal year 2022, and until the date of presentation of the financial statements, the Company’s shopping malls are fully operational, as well as the office buildings, despite the remote work modality that some tenants continue to apply. Regarding hotels, operating since December 2020, the sector is recovering thanks to domestic tourism and the government’s incentives to promote it after the prolonged restrictions on air flows that directly affected the influx of international tourism.

The effects of the coronavirus pandemic are not expected to affect business continuity and the Group’s ability to meet its financial commitments for the next twelve months. The Group is closely monitoring the situation and taking all necessary measures to preserve human life and the Group’s businesses.